UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    June 20, 2013

CAS MEDICAL SYSTEMS, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-13839 (Commission File Number)	06-1123096 (I.R.S. Employer Identification No.)
44 East Industrial Road, Branford, Connecticut 06405 (Address of principal executive offices, including zip code) (203) 488-6056 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Stockholder Approval of 2011 Equity Incentive Plan, as amended

On April 16, 2013, the Board of Directors of CAS Medical Systems, Inc. (the “Company”) approved an amendment to the CAS Medical Systems, Inc. 2011 Equity Incentive Plan (the "Incentive Plan"), subject to stockholder approval, to increase the number of shares of Company common stock available for grant under the Incentive Plan from a maximum of 1,000,000 shares to a maximum of 2,000,000 shares.  The existing sublimit of a maximum of 500,000 shares available for delivery with respect to awards of restricted stock and restricted stock units remained unchanged.  On June 20, 2013, at the Company’s annual meeting of stockholders, the Incentive Plan, as amended, was approved by the Company’s stockholders.

The foregoing description of the Incentive Plan does not purport to be complete and is qualified in its entirety by reference to the Incentive Plan, as amended, a copy of which was filed with the Securities and Exchange Commission as an exhibit to the Company's proxy statement for the 2013 annual meeting.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders of the Company held on June 20, 2013, five proposals were voted upon and approved by the Company’s stockholders.  A brief description of each proposal voted upon at the annual meeting and the number of votes cast for, against and withheld, as well as the number of abstentions and broker non-votes, where applicable, are set forth below.

With respect to the frequency of advisory votes on the compensation of the Company’s named executive officers, and in light of the vote results of matter 4 set forth below, on June 20, 2013, the Company’s Board of Directors agreed to hold future advisory votes on an annual basis with respect to the compensation of the Company’s named executive officers.

(1) Election of members of the Board of Directors, each for a term of one year

Nominee	For	Withheld	Broker Non-Votes

Lawrence S. Burstein	8,622,723	148,012	5,006,773
Evan Jones	8,693,032	77,703	5,006,773
Thomas M. Patton	8,690,424	80,311	5,006,773
Gregory Rainey	8,690,424	80,311	5,006,773
James E. Thomas	8,648,024	122,711	5,006,773
Kathleen A. Tune	8,647,824	122,911	5,006,773
Kenneth R. Weisshaar	8,690,424	80,311	5,006,773

(2) Approval of the 2011 Equity Incentive Plan, as amended

For	Against	Abstain	Broker Non-Votes
8,391,126	371,059	8,550	5,006,773

(3) Advisory approval of the compensation of the Company’s named executive officers

For	Against	Abstain	Broker Non-Votes
8,599,426	152,361	18,948	5,006,773

(4) Advisory approval of the frequency of holding future advisory votes on the compensation of the Company’s named executive officers

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
8,239,052	82,667	374,707	74,309	5,006,773

(5) Ratification of the appointment of CohnReznick LLP as auditor for the Company for the fiscal year ending December 31, 2013

For	Against	Abstain
13,309,660	464,848	3,000

Item 9.01	Financial Statements and Exhibits

(d)           The following exhibit is filed as part of this report:

10.1	CAS Medical Systems, Inc. 2011 Equity Incentive Plan, as amended (incorporated by reference to the Company’s proxy statement filed on April 26, 2013)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAS MEDICAL SYSTEMS, INC.

Date: June 25, 2013	/s/ Jeffery A. Baird
Jeffery A. Baird
Chief Financial Officer